                                 Exhibit (10)(u)

                           Services (Agency) Agreement
                                     between
                       Sungard Investment Products, Inc.,
                         The One Group Services Company
                                       and
                             One Group Mutual Funds

                                    EXPEDITER
                                   MUTUALFUND
                                SERVICE AGREEMENT
                                -----------------

         This Agreement is entered into as of September 20, 1999 by and among SunGard Investment Products Inc. ("SunGard"), The One Group Services Company (the "Company") and the One Group Mutual Funds (the "One Group Funds").

         WHEREAS, SunGard owns and maintains a proprietary computer router system, the Expediter System, which provides for the automated transmission to certain mutual funds of purchase and redemption orders generated by accounting software systems connected electronically to the Expediter System; and

         WHEREAS, the Company is the distributor for the One Group Funds; and

         WHEREAS, SunGard, the Company and the One Group Funds wish to provide those investment advisers, employee benefit plans, banks, trust companies, broker-dealers, insurance companies and other financial services entities that utilize accounting software systems connected electronically to the Expediter System (the "Participating Customers") with the opportunity to electronically transmit their orders for the purchase or redemption of One Group Fund shares to the One Group Funds; and

         WHEREAS, SunGard, the Company and the One Group Funds desire that the Participating Customers' orders for the purchase or redemption of One Group Fund shares be transmitted through the Expediter System either directly to the One Group Funds or indirectly to the One Group Funds via another router system; and

         WHEREAS, the Company and the One Group Funds wish to appoint SunGard to provide the automated transmission services described above and to provide certain related administrative and recordkeeping services to the Participating Customers which purchase shares of the One Group Funds, and SunGard wishes to accept such appointment.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. AVAILABILITY OF ONE GROUP FUND SHARES. The Company agrees to make shares of the One Group Funds available to each Participating Customer that utilizes an accounting software system connected electronically to the Expediter System in providing recordkeeping and/or other administrative services with respect to the following:


   X          ERISA Assets                                             Reference Schedule A and Exhibit I
---------
   X          Banks and Trust Companies - Fiduciary Assets             Reference Schedule B and Exhibit 2
---------
   X          Investment Advisory Assets                               Reference Schedule B and Exhibit 2
---------
   X          Trade Order Entry Terminal - All Assets                  Reference Schedule B and Exhibit 2
---------


   X         Bank Capital Markets - Fixed Income Assets                Reference Schedule B and Exhibit 2
-------
   X         Bank Capital Markets - Equity Assets                      Reference Schedule B and Exhibit 2
------
   X         State Governments and Municipalities - Fixed              Reference Schedule B and Exhibit 2
------
   X         Income Assets
------
   X         Insurance Companies - Investment Management               Reference Schedule B and Exhibit 2
------       Assets

   X         Broker-Dealers - All Assets                               Reference Schedule B and Exhibit 2
------

         2. ACCOUNTS. Each Participating Customer that purchases shares of the One Group Funds for its own account or on an omnibus level on behalf of several clients may establish a single shareholder account ("Account") in each One Group Fund in its own name as the record shareholder of such shares. In the alternative, each Participating Customer that purchases shares of the One Group Funds on behalf of its clients may establish an Account in each One Group Fund in the name of each client as the record shareholder of the shares purchased on such client's behalf, provided that each such record shareholder meets all of the particular One Group Fund's investment minimums and other requirements.

         3. RECORDKEEPING AND ADMINISTRATIVE SERVICES. SunGard shall provide recordkeeping and administrative services which may include: (i) providing necessary personnel and facilities to establish and maintain sub-accounts and records on behalf of the beneficial owners of the Accounts, (ii) recording beneficial owners' sub-account balances and changes thereto, including debits and credits to such sub-accounts in the form of cash, dividends and shares of the One Group Funds, (iii) providing statements to the beneficial owners of the Accounts, and (iv) transmitting through the Expediter System the Participating Customers' orders for the purchase and redemption of One Group Fund shares to the One Group Funds or their designee either directly or indirectly via another router system.

                  (a) SunGard may engage one or more third parties to act as its agent or agents for the purpose of providing the recordkeeping and administrative services described herein, provided, however, that the appointment of any such agent shall not relieve SunGard of its responsibilities or liabilities under this Agreement. Such agents shall include banks or other service providers that provide recordkeeping and administrative services. Unless otherwise indicated herein, all references hereafter to "SunGard" shall include such agents.

                  (b) Certain of the recordkeeping and administrative services described herein may be performed by one or more of SunGard's affiliates in accordance with an agreement between such affiliate(s) and a Participating Customer regarding the provision of automated recordkeeping and accounting services or systems; provided, however, that, except as otherwise provided herein, the provision of any such services by SunGard's affiliates shall not relieve SunGard of its responsibilities or liabilities under this Agreement, and, provided, further, that the provision of such services pursuant to any agreement between an affiliate and a Participating Customer shall be consistent with the provision of such services hereunder. Unless otherwise indicated herein, all references hereafter to "SunGard" shall include such affiliates.

September 15, 1999                                                   One Group 2

                  (c) SunGard shall perform the recordkeeping and administrative services described herein in accordance with any applicable conditions set forth in each One Group Fund's prospectus and shall bear all expenses of maintaining the facilities and personnel necessary to perform such services; provided, however, that the One Group Funds shall (i) maintain federal registration of their shares and comply with all other applicable federal and state securities laws, rules and regulations, including, without limitation, all state filing, notice and fee provisions, and (ii) provide to each shareholder of record, at their expense, proxy statements, shareholder reports, prospectuses and all other such materials as are required by the Company, the One Group Funds or applicable law to be distributed to either the record or the beneficial owners of shares of the One Group Funds.

                  (d) The Company or the One Group Funds shall notify SunGard in writing at least sixty (60) days in advance of any termination of this Agreement with respect to any particular One Group Fund. Furthermore, the Company or the One Group Funds shall notify SunGard as soon as practicable if the offer or sale of shares of a One Group Fund in any state or other jurisdiction within the United States of America is suspended or restricted, or if the Company or the One Group Funds wish to prevent SunGard from transmitting, or continuing to transmit, purchase orders on behalf of Participating Customers who reside in a particular state or other jurisdiction.

         4. USE OF EXPEDITER SYSTEM. SunGard shall utilize the Expediter System to transmit to the One Group Funds or their designee, either directly or indirectly via another router system, orders from the Participating Customers for the purchase and redemption of shares of the One Group Funds per Account in each One Group Fund. In this regard, SunGard shall (i) provide and maintain the Expediter System and all related software in order to link the Participating Customers' accounting software with the One Group Funds or their designee; (ii) train representatives of the One Group Funds or their designee in the use of the Expediter System and any related software; (iii) make all upgrades of the software available to the One Group Funds or their designee; and (iv) monitor the use of the Expediter System and any related software to ensure accurate and timely transmission of data. Orders for the purchase or redemption of shares of the One Group Funds shall be processed in accordance with the Operating Procedures attached hereto as follows:

              Source of Orders                         Exhibit
              ----------------                         -------

              ERISA Assets                                 1
              Non-ERISA Assets                             2

The Operating Procedures may be amended or modified from time to time by delivery of revised Exhibit(s) 1 and/or 2 to the One Group Funds. SunGard shall make a good faith effort to give the One Group Funds not less than thirty (30) days prior written notice of any changes in the Operating Procedures.

         5. Records. Each party or its designee shall maintain and preserve all records as required by law to be maintained and preserved in connection with the provision by SunGard of services pursuant to this Agreement and in making shares of the One Group Funds available to the Participating Customers.

September 15, 1999                                                   One Group 2

         6. Fees.

                  (a) In consideration of the services and facilities to be provided by SunGard pursuant to this Agreement, SunGard Investment Products Inc. shall be entitled to receive the fees identified on the Schedules attached hereto as follows:

         Source of Orders                           Schedule
         ----------------                           --------

         ERISA Assets                                   A
         Non-ERISA Assets:                              B

         All parties agree that the payments referred to herein are for recordkeeping and administrative services only and are not for legal, investment advisory or distribution services.

                  (b) The parties hereto agree and understand that, to the extent the fees payable to SunGard Investment Products Inc. hereunder are to be paid solely through a plan (a "12b-1 Plan") adopted by a One Group Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the " 1940 Act"), such fees shall be paid only so long as that One Group Fund's 12b-1 Plan and this Agreement are in effect. The rate of fees indicated on Schedules A and/or B may change at any time with respect to a particular One Group Fund or Funds at the discretion of the One Group Funds or the Funds' board of trustees, as is consistent with the terms of, and the law governing, 12b-1 Plans; provided, however, that the Company or the One Group Funds shall provide SunGard Investment Products Inc. with reasonable advance notice of any change in the rate of fees, and provided, further, that SunGard Investment Products Inc. may, at its option, terminate this Agreement with respect to a One Group Fund or Funds as of the effective date of such change in the rate of fees.

         7. REPRESENTATIONS AND WARRANTIES. Each party represents that it is free to enter into this Agreement and that by doing so it will not breach or otherwise impair any other agreement or understanding with any other person, corporation or other entity.

                  (a) SunGard Investment Products Inc. further represents, warrants and covenants to the Company and the One Group Funds that:

                           (i) it has full power and authority under applicable law, and has taken all action necessary, to enter into and perform this Agreement;

                           (ii) it is registered as a transfer agent pursuant to Section 17A of the Securities Exchange Act of 1934, as amended (the " 1934 Act");

                           (iii) it owns, or has the right to offer, the Expediter System as described in this Agreement;

                           (iv) the execution, delivery and performance by SunGard Investment Products Inc. of this Agreement will not violate any provision of

September 15, 1999                                                   One Group 2
                                    current law, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code") and federal and state securities laws, or any order, rule or regulation of any court or governmental or regulatory body; and

                           (v)      it shall adhere at all times to the
                                    Operating Procedures set forth in Exhibits 1 and 2 attached hereto (as the same may be amended from time to time in accordance with
                                    Section 4 above) in performing its duties and obligations hereunder.

                  (b) The One Group Funds further represent, warrant and covenant to SunGard that:

                           (i) they have full power and authority under applicable law, and have taken all action necessary, to enter into and perform this Agreement;

                           (ii) each One Group Fund is registered as an investment company under the 1940 Act or a separate series thereof, and its shares are registered under the Securities Act of 1933, as amended (the "Securities Act");

                           (iii) each of the One Group Funds shall comply with all state law requirements, including, without limitation, all filing, notice and fee provisions, applicable to the offer and sale of shares of the One Group Funds;

                           (iv) the execution, delivery and performance by the One Group Funds of this Agreement will not violate any provision of current federal and state securities laws, or any order, rule or regulation of any court or governmental or regulatory body;

                           (v) the board of directors or trustees of each One Group Fund has approved (or shall ratify within a reasonable period of time following the execution of this Agreement) and shall approve annually throughout the term of this Agreement the authorization hereunder of SunGard to receive purchase and redemption orders on the One Group Funds' behalf for purposes of Rule 22c-1 under the 1940 Act;

                           (vi) each of the One Group Funds shall include the following or equivalent disclosure in its prospectus(es):

                                    (a) that the One Group Fund has authorized
                                        shareholder servicing agents (including, without limitation, investment advisors, brokers, banks, employee benefit or retirement

September 15, 1999                                                   One Group 2
                                        plan sponsors and other intermediaries)
                                        to receive purchase and redemption
                                        orders on the Fund's behalf,

                                    (b) that the One Group Fund will be deemed
                                        to have received a purchase or
                                        redemption order when the shareholder
                                        servicing agent receives the order; and

                                    (c) that orders will be priced at the One
                                        Group Fund's net asset value next
                                        computed after the orders are received
                                        by the shareholder servicing agent and

                           (vii) each of the One Group Funds shall adhere at all times to the Operating Procedures set forth in Exhibits 1 and 2 attached hereto (as the same may be amended from time to time in accordance with Section 4 above) in performing its duties and obligations hereunder.

                    (c) The Company further represents, warrants and covenants to SunGard that:

                           (i) it has full power and authority under applicable law, and has taken all action necessary, to enter into and perform this Agreement,

                           (ii) it shall ensure that each of the One Group Funds complies with all state law requirements, including, without limitation, all filing, notice and fee provisions, applicable to the offer and sale of shares of the One Group Funds;

                           (iii) the execution, delivery and performance by the Company of this Agreement will not violate any provision of current federal and state securities laws, or any order, rule or regulation of any court or governmental or regulatory body; and

                           (iv) the Company shall adhere at all times to the Operating Procedures set forth in Exhibits 1 and 2 attached hereto (as the same may be amended from time to time in accordance with
                                    Section 4 above) in performing its duties and obligations hereunder

         8. REPRESENTATIONS CONCERNING THE COMPANY AND THE ONE GROUP FUND. SunGard shall not make any representations about the Company or the One Group Funds except to the extent such representations are contained in a One Group Fund's current prospectus, statement of additional information or sales literature, or as is otherwise authorized by the Company or the One Group Funds in writing. The Company and the One Group Funds hereby authorize SunGard to include the names of the One Group Funds on a list of representative investment choices provided to potential and existing Participating Customers.

September 15, 1999                                                   One Group 2

9. PROTECTION OF PROPRIETARY INFORMATION.

         (a) The term "Proprietary Information" shall mean any software, and all parts, copies and modifications thereof, and any other information, documentation, source codes or proprietary data relating to the Expediter System or any related software, in whatever form, received by the Company or the One Group Funds from SunGard. "Proprietary Information" does not include information or data which is rightfully in the possession of the Company or the One Group Funds prior to its receipt from SunGard without any obligation of confidentiality or which, without any fault of the Company or the One Group Funds is or becomes available in the public domain.

         (b) The Company and the One Group Funds agree that any Proprietary Information provided to the Company or the One Group Funds by SunGard is proprietary to SunGard and shall at all times remain the sole property of SunGard. SunGard shall retain all title, copyright, patent and other proprietary rights to all Proprietary Information and to all copies thereof

         (c) The Company and the One Group Funds acknowledge that the Proprietary Information is confidential and constitutes a valuable asset of SunGard. The Company and the One Group Funds shall hold the Proprietary Information strictly confidential. The Company and the One Group Funds shall limit the use of, and access to, all Proprietary Information to their employees whose use of or access to the Proprietary Information is necessary for their business and the performance of the Company's and the One Group Funds' duties and obligations under this Agreement. The Company and the One Group Funds shall, by all appropriate means, prevent unauthorized disclosure, publication, display or use of any Proprietary Information. Neither the Company nor the One Group Funds shall remove any copyright, proprietary rights or confidentiality notice included in or affixed to any Proprietary Information and shall reproduce all such notices on any copies of Proprietary Information which they shall make.

         (d) Within five (5) business days after the termination of this Agreement for any reason, the Company and the One Group Funds shall return to SunGard all Proprietary Information and all copies thereof in the possession, custody or control of the Company or the One Group Funds, and shall destroy or render unusable all other Proprietary Information and copies thereof which for any reason cannot be delivered to SunGard. In such event, an executive officer or other authorized representative of the Company shall certify in writing that all Proprietary Information has been delivered to SunGard or destroyed and that the use of the Proprietary Information has been discontinued by the Company and the One Group Funds.

         (e) SunGard shall treat any trade secret, technical, business or confidential information or material received by SunGard from the Company or the One Group Funds ("Confidential Information"), including, without limitation, financial information, proposed new products, business or marketing strategies, plans or techniques, new communication methods, sales or volume reports, shareholder or customer lists, dealer lists, or prospective investor lists pertaining to or owned by the Company or the One Group Funds, in the same manner as the Proprietary Information is to be treated by the Company

September 15, 1999                                                   One Group 2
         and the One Group Funds under this Agreement. "Confidential Information" does not include information or data which is rightfully in SunGard's possession prior to its receipt from the Company or the One Group Funds without any obligation of confidentiality or which, without any fault of SunGard, is or becomes available in the public domain.

         10. ABSENCE OF AGENCY RELATIONSHIP. Except as otherwise specifically provided in the Exhibits hereto in connection with SunGard's status as agent of the One Group Funds for the purpose of receiving, on the One Group Funds' behalf, orders for the purchase or redemption of One Group Fund shares in accordance with Rule 22c-1 under the 1940 Act, SunGard shall not hold itself out to the public or engage in any activity as an agent for the Company or the One Group Funds, or as a distributor of the One Group Funds.

          11.     LIABILITY.

                  (a) No party to this Agreement shall be liable for any error of judgment or for any loss suffered by any other party to this Agreement with respect to services performed or to be performed under this Agreement, except a loss resulting from (i) intentional misconduct, bad faith or negligence on the part of such party in performing its duties and obligations hereunder, or (ii) any material breach by such party of any provision of this Agreement, including, without limitation, any representation, warranty or covenant made in this Agreement; provided, however, that, except with respect to breaches of Sections 6 or 9 hereof as to which no limit shall apply, the total liability of either the Company, jointly and severally with the One Group Funds, or SunGard with respect to claims for damages arising under this Agreement, whether at law or in equity, during any calendar year shall be limited to direct damages, and shall not, during any calendar year, exceed an amount equal to the greater of (i) $ 100,000, or (ii) the aggregate fees actually paid by the Company or the One Group Funds to SunGard Investment Products Inc. pursuant to this Agreement during the calendar year preceding such claims. Notwithstanding anything herein to the contrary and without regard to the limitations on liability contained in the preceding sentence, SunGard Investment Products Inc. agrees to indemnify and hold harmless the Company and the One Group Funds against any losses (or actions in respect thereof) to the extent that SunGard Investment Products Inc. is in fact indemnified for such losses in connection with an agreement between a Participating Customer and SunGard Investment Products Inc. pertaining to the Expediter System.

                  (b) Under no circumstances shall any party to this Agreement be liable to another party or any other person, regardless of the form of action, for lost revenues or profits, loss of business or goodwill, investment or market losses, or any indirect or consequential damages of any nature, whether or not foreseeable.

                  (c) No party to this Agreement shall be liable for, nor shall any party be considered in breach of this Agreement due to, any failure to perform its obligations hereunder as a result of a cause beyond its control, including, without limitation, an action by any military, civil or regulatory authority, a change in any law or regulation, a fire, flood, earthquake, storm or similar act of God, a disruption or outage of communications, power or other utility, a labor problem, the unavailability of supplies, an equipment

September 15, 1999                                                   One Group 2
         malfunction, or any other cause, whether similar or dissimilar to any of the foregoing, which could not have been prevented by such party with reasonable care.

         12.      INDEMNIFICATION.

                  (a) Subject to the limitations on liability set forth in
         Section 11 above, SunGard Investment Products Inc. agrees to indemnify and hold harmless the Company and the One Group Funds and their respective directors or trustees, officers, employees, agents and each person, if any, who controls them within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses ("Losses") to which an indemnitee may become subject insofar as those Losses (or actions in respect thereof) arise out of or are based upon
         (i) SunGard's intentional misconduct, bad faith or negligence in performing its duties and obligations under this Agreement, or (ii) any material breach by SunGard of any material provision of this Agreement, including, without limitation, any representation, warranty or covenant made in this Agreement; and shall reimburse the indemnitees for any legal or other expenses reasonably incurred, as incurred, by them in connection with investigating or defending against such Losses.

                  (b) Notwithstanding anything herein to the contrary and without regard to the limitations on liability set forth in Section 11 above, SunGard Investment Products Inc. shall defend, indemnify and/or settle, at its own expense, any action brought against the Company or the One Group Funds to the extent it is based on a claim that the Expediter System infringes in a material respect any United States patent or copyright or any trade secret or other proprietary right of any third party, provided that: (i) the Company or the One Group Funds give written notice to SunGard within ten (10) days after any applicable infringement claim is initiated against the Company or the One Group Funds; (ii) SunGard has sole control of the defense and of any negotiations for settlement of any such claim; (iii) the Company or the One Group Funds provide SunGard with reasonable nonmonetary assistance, information and authority necessary to perform the above; and (iv) such claim does not arise from an unauthorized or improper use of the Expediter System, or from the use of a superseded or modified release of the Expediter System, or by the use, operation or combination of the Expediter System as provided by SunGard with programs, data, equipment or materials not provided by SunGard, if such infringement would have been avoided by the proper use of the Expediter System for the purpose and in the manner specifically authorized by this Agreement, or by the use of the current or unmodified release of the Expediter System, or from the use of the Expediter System without such programs, data, equipment or other materials. If any applicable infringement claim is initiated, or in SunGard's sole opinion is likely to be initiated, then SunGard shall have the option, at its expense, to modify or replace all or the infringing part of the Expediter System so that it is no longer infringing, provided that the System functionality does not change in any material adverse respect, or procure for the Company and the One Group Funds the right to continue using the infringing part of the Expediter System. The foregoing states the entire liability of SunGard with respect to any claim of infringement regarding the Expediter System.

                  (c) Subject to the limitations on liability contained in
         Section 11 above, the Company and the One Group Funds, jointly and severally, agree to indemnify and hold

September 15, 1999                                                   One Group 2
         harmless SunGard and each of its directors, officers, employees, agents and each person, if any, who controls SunGard within the meaning of the Securities Act against any Losses to which an indemnitee may become subject insofar as those Losses (or actions in respect thereof) arise out of or are based upon (i) the Company's or the One Group Funds' intentional misconduct, bad faith or negligence in performing their duties and obligations under this Agreement, or (ii) any material breach by the Company or the One Group Funds of any material provision of this Agreement, including, without limitation, any representation, warranty or covenant made in this Agreement; and shall reimburse the indemnitees for any legal or other expenses reasonably incurred, as incurred, by them in connection with investigating or defending against such Losses.

                  (d) Without regard to the limitations on liability set forth in Section 11 above, the Company and the One Group Funds, jointly and severally, agree to indemnify and hold harmless SunGard and its directors, officers, employees, agents and each person, if any, who controls it within the meaning of the Securities Act against any Losses to which an indemnitee may become subject insofar as those Losses (or actions in respect thereof) arise out of or are based upon (i) any error in the pricing or confirmation information provided by the Company or the One Group Funds (or their designee), electronically or otherwise, to SunGard pursuant to the Operating Procedures, which erroneous pricing or confirmation information SunGard, acting in good faith, in fact transmitted through the Expediter System precisely as received from the Company or the One Group Funds (or their designee), or (ii) any misstatement or alleged misstatement of a material fact contained in a prospectus relating to any One Group Fund, the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of federal or state securities laws, and shall reimburse the indemnitees for any legal or other expenses reasonably incurred, as incurred, by them in connection with investigating or defending against such Losses.

                  (e) If any third party threatens to commence or commences any action for which one party (the "Indemnifying Party") may be required to indemnify another person hereunder (the "Indemnified Party"), the Indemnified Party shall promptly give notice thereof to the Indemnifying Party. The Indemnifying Party shall be entitled, at its own expense and without limiting its obligations to indemnify the Indemnified Party, to assume control of the defense of such action with counsel selected by the Indemnifying Party which counsel shall be reasonably satisfactory to the Indemnified Party. If the Indemnifying Party assumes the control of the defense, the Indemnified Party may participate in the defense of such claim at its own expense. Without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, the Indemnifying Party may not settle or compromise the liability of the Indemnified Party in such action or consent to or permit the entry of any judgment in respect thereof unless in connection with such settlement, compromise or consent each Indemnified Party receives from such claimant an unconditional release from all liability in respect of such claim.

         TERMINATION. Each party may terminate this Agreement on sixty (60) days prior written notice to the other parties; provided, however, that (i) any such termination shall not affect the One Group Funds'

September 15, 1999                                                   One Group 2

(or its designee's) obligation to ensure that the Accounts are maintained in each One Group Fund in the names of each record owner as originally designated and (ii) after termination by the Company or the One Group Funds, no fee shall be due with respect to any shares of the One Group Funds that are purchased and held by the Accounts after the date of termination, except that the Company and the One Group Funds shall be obligated to continue to pay SunGard Investment Products Inc. the fees as set forth in the Schedules attached hereto as to shares of the One Group Funds held by the Accounts as of the date of termination for so long as such shares continue to be held by the Accounts and SunGard continues to provide services to such Accounts as contemplated by this Agreement-, provided, however, that, in the event that the Company is terminated as distributor for the One Group Funds or otherwise ceases to act as distributor for the One Group Funds, such payment obligation shall immediately cease. In such event, such payments shall be made by the One Group Funds or the successor distributor that is appointed by the One Group Funds. This Agreement shall remain in effect to the extent necessary for each party to perform its obligations with respect to shares of the One Group Funds for which a fee continues to be due subsequent to such termination. It is understood that the Company or the One Group Funds may terminate this Agreement with respect to any particular One Group Fund only upon sixty (60) days prior written notice to SunGard. It is further understood that if a Participating Customer states in writing that SunGard may no longer perform the services contemplated by this Agreement, then this Agreement shall terminate with respect to such Participating Customer, and its related Accounts, sixty (60) days after receipt of such notice by SunGard.

          14.      MISCELLANEOUS.

                   (a) It is understood that the parties hereto may perform similar or identical services for others, and may enter into other agreements with third parties governing similar arrangements without first obtaining the consent of the other parties hereto.

                   (b) This Agreement, including the Schedules and Exhibits attached hereto, contains the entire agreement among the parties with respect to the services contemplated, and no provision may be waived, changed or amended except in a writing signed by the parties hereto and approved by the disinterested trustees of the One Group Funds.

                   (c) The duties or obligations specified herein may not be assigned by any party hereto without the prior written consent of the other parties to this Agreement.

                   (d) This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

                   (e) The terms of Sections 5, 9, 11 and 12 hereof shall survive the termination of this Agreement.

                   (f) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the state of Illinois, without regard to its principles of conflicts of laws.

September 15,  1999                                                  One Group 2

         (g) All notices, consents, and other communications provided for in this Agreement to be given by one party to the other parties will be deemed validly given, if in writing and delivered personally or sent by express delivery or certified mail, return receipt requested, or confirmed facsimile transmission, to the address or facsimile numbers provided below.

         (h) This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which together shall be deemed one and the same instrument.

         (i) The names "One Group Mutual Funds" and "Trustees of One Group Mutual Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated May 23, 1985 to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed and hereafter filed. The obligations of "One Group Mutual Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

September 15, 1999                                                   One Group 2

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

THE ONE GROUP SERVICES COMPANY                       SUNGARD INVESTMENT PRODUCTS


/s/     Mark S. Redman                               /s/ David J. Gibbons
-------------------------------------                ---------------------------
Name:  Mark S. Redman                                David J. Gibbons
Title:  President                                    President

Address:

1111 Polaris Parkway                                 11 Salt Creek Lane
Second Floor, Suite B2                               Hinsdale, IL 60521
Columbus, OH 43240

Phone (    )                                         Phone: (630) 920-3100
             -----------------------
Fax: (   )                                           Fax: (630) 920-0144
           -------------------------


ONE GROUP MUTUAL FUNDS



/s/     James T. Gillespie
-------------------------------------
Name:  James T. Gillespie
Title:  Vice President

Address:

1111 Polaris Parkway
Second Floor, Suite B2
Columbus, OH 43240

Phone (    )
            ------------------------
Fax: (   )
            ------------------------

September 15, 1999                                                   One Group 2

                                   SCHEDULE A

         FEES PAYABLE IN CONNECTION WITH THE TRANSMISSION OF ORDERS ON BEHALF OF ERISA ASSETS

Orders for the purchase or redemption of shares may be transmitted on behalf of ERISA assets with respect to each One Group Fund listed below in exchange for the following fees:

1. SERVICE FEE. With respect to the average daily net asset value of all Account balances in each One Group Fund for the preceding month, the fee payable to SunGard Investment Products Inc. shall equal:

    The Administrative Fee Factor (as defined below for each One Group Fund)
                                  multiplied by
                  the number of days in the current month / 365
                                  multiplied by
   the total average net asset value of Account balances in the One Group Fund for the preceding month.

         The Company or the One Group Funds shall calculate the amount of each monthly payment and shall deliver to SunGard Investment Products Inc. a monthly statement showing the calculation of the amount payable to SunGard Investment Products Inc. for the preceding month. Payment to SunGard Investment Products Inc. shall occur within thirty (30) days following the end of each month.


FUND                                       TICKER          CUSIP        CLASS    ADMINISTRATIVE    DIVIDEND
----                                       ------          -----        -----       FEE FACTOR     SCHEDULE
                                                                                 --------------    ---------
One Group Balanced                          OGASX         681937470       A         .0025          Monthly
One Group Balanced                          HLBAX         681937488       I         .0005          Monthly

One Group Large Cap Growth                  OLGAX         681937249       A         .0025          Quarterly
One Group Large Cap Growth                  SEEGX         681937256       I         .0005          Quarterly

One Group Large Cap Value                   OLVAX         681937876       A         .0025          Quarterly
One Group Large Cap Value                   HLQVX         681937884       I         .0005          Quarterly

One Group Mid Cap Growth                    OSGIX         681937728       A         .0025          Quarterly
One Group Mid Cap Growth                    HLGEX         681937736       I         .0005          Quarterly

One Group International Equity Index        OEIAX         681937561       A         .0025          Annually
One Group International Equity Index        OIEAX         681937579       I         .0005          Annually

One Group Mid Cap Value                     OGDIX         681937751       A         .0025          Quarterly
One Group Mid Cap Value                     HLDEX         681937769       I         .0005          Quarterly

One Group Equity Index                      OGEAX         681937827       A         .0025          Quarterly
One Group Equity Index                      HLEIX         681937835       I         .0005          Quarterly

One Group Equity Income                     OIEIX         681937785       A         .0025          Monthly
One Group Equity Income                     HLIEX         681937793       I         .0005          Monthly

September 15, 1999                                                   One Group 2


FUND                                       TICKER          CUSIP          CLASS  ADMINISTRATIVE     DIVIDEND
----                                       ------          -----          -----    FEE FACTOR       SCHEDULE
                                                                                 --------------    ----------

One Group Diversified Equity                PAVGX         681939815         A         .0025        Quarterly
One Group Diversified Equity                OGVFX         681939781         I         .0005        Quarterly

One Group Small Cap Growth                  PGSGX         681939849         A         .0025        Quarterly
One Group Small Cap Growth                  OGGFX         681939823         I         .0005        Quarterly

One Group Small Cap Value                   PSOAX         68231N305         A         .0025        Quarterly
One Group Small Cap Value                   PSOPX         68231N602         I         .0005        Quarterly

One Group Diversified Mid Cap               PECAX        6823 IN701         A         .0025        Quarterly
One Group Diversified Mid Cap               WOOPX         6823IN875         I         .0005        Quarterly

One Group Diversified International         PGIEX         68231N867         A         .0025        Quarterly
One Group Diversified International         WOIEX         6823IN834         I         .0005        Quarterly

One Group Market Expansion Index            N/A           6823IN826         A         .0025        Quarterly
One Group Market Expansion Index            PGMIX         6823IN784         I         .0005        Quarterly

One Group Investor Growth                   ONGAX         681939674         A         .0025        Quarterly
One Group Investor Growth                   ONIFX         681939658         I         .0005        Quarterly

One Group Investor Growth & Income          ONGIX         681939617         A         .0025        Quarterly
One Group Investor Growth & Income          ONGFX         681939583         I         .0005        Quarterly

One Group Investor Conservative             OICAX         681939641         A         .0025        Quarterly
Growth

One Group Investor Conservative             ONCFX         681939625         I         .0005        Quarterly
Growth

One Group Investor Balanced                 OGIAX         681939575         A         .0025        Monthly
One Group Investor Balanced                 OIBFX         681939559         I         .0005        Monthly

One Group Intermediate Bond                 OGBAX         681937264         A         .0025        Daily
One Group Intermediate Bond                 SEIFX         681937272         I         .0005        Daily

One Group Government Bond                   OGGAX         681937330         A         .0025        Daily
One Group Government Bond                   HLGAX         681937348         I         .0005        Daily

One Group Short-Term Bond                   OGLVX         681937629         A         .0025        Daily
One Group Short-Term Bond                   HLLVX         681937637         I         .0005        Daily

One Group Income Bond                       ONIAX         681937652         A         .0025        Daily
One Group Income Bond                       HLIPX         681937660         I         .0005        Daily

One Group Ultra Short-Term Bond             ONUAX         681937314         A         .0025        Daily
One Group Ultra Short-Term Bond             HLGFX         681937322         I         .0005        Daily

September 15, 1999                                                   One Group 2



FUND                                       TICKER          CUSIP        CLASS  ADMINISTRATIVE      DIVIDEND
----                                       ------          -----        -----    FEE FACTOR        SCHEDULE
                                                                                 ----------        --------

One Group High Yield Bond                   OHYAX         6823IN107       A        .0025             Daily
One Group High Yield Bond                   OHYFX         6823IN131       I        .0005             Daily

One Group Treasury & Agency                 OTABX         681939526       A        .0025             Daily
One Group Treasury & Agency                 OGTFX         681939492       I        .0005             Daily

One Group Bond Fund                         PGBOX         6823IN776       A        .0025             Daily
One Group Bond Fund                         WOBDX         6823IN743       I        .0005             Daily

2. SUB-ACCOUNTING FEE. The fee payable to SunGard Investment Products Inc. shall equal ten dollars ($10.00) per year per each beneficial owner of an Account in each One Group Fund listed in Item 1 above for any part of the subject year. SunGard shall calculate the amount of the aggregate annual payment and shall deliver to the Company or the one Group Funds an annual statement showing the calculation of the annual amounts payable to SunGard Investment Products Inc. Payment to SunGard Investment Products Inc. shall occur within thirty (30) days following the end of each year.

September 15, 1999                                                   One Group 2

                                   SCHEDULE B

         FEES PAYABLE IN CONNECTION WITH THE TRANSMISSION OF ORDERS ON BEHALF OF NON-ERISA ASSETS


Orders for the purchase or redemption of shares may be transmitted on behalf of non-ERISA assets with respect to each One Group Fund listed below in exchange for the following fees:

          With respect to the average daily net asset value of all Account balances in each One Group Fund for the preceding month, the fee payable to SunGard Investment Products Inc. shall equal:

    The Administrative Fee Factor (as defined below for each One Group Fund)
                                  multiplied by
                  the number of days in the current month / 365
                                  multiplied by
   the total average net asset value of Account balances in the One Group Fund for the preceding month.

         The Company or the One Group Funds shall calculate the amount of each monthly payment and shall deliver to SunGard Investment Products Inc. a monthly statement showing the calculation of the amount payable to SunGard Investment Products Inc. for the preceding month. Payment to SunGard Investment Products Inc. shall occur within thirty (30) days following the end of each month.


FUND                                       TICKER          CUSIP        CLASS    ADMINISTRATIVE     DIVIDEND
----                                       ------          -----        -----      FEE FACTOR       SCHEDULE
                                                                                   ----------       --------

One Group Balanced                          OGASX         681937470       A          .0025          Monthly
One Group Balanced                          HLBAX         681937488       I          .0005          Monthly

One Group Large Cap Growth                  OLGAX         681937249       A          .0025          Quarterly
One Group Large Cap Growth                  SEEGX         681937256       I          .0005          Quarterly

One Group Large Cap Value                   OLVAX         681937876       A          .0025          Quarterly
One Group Large Cap Value                   HLQVX         681937884       I          .0005          Quarterly

One Group Mid Cap Growth                    OSGIX         681937728       A          .0025          Quarterly
One Group Mid Cap Growth                    HLGEX         681937736       I          .0005          Quarterly

One Group International Equity Index        OEIAX         681937561       A          .0025          Annually
One Group International Equity Index        OIEAX         681937579       I          .0005          Annually

One Group Mid Cap Value                     OGDIX         681937751       A          .0025          Quarterly
One Group Mid Cap Value                     HLDEX         681937769       I          .0005          Quarterly

One Group Equity Index                      OGEAX         681937827       A          .0025          Quarterly
One Group Equity Index                      HLEIX         681937835       I          .0005          Quarterly

One Group Equity Income                     OIEIX         681937785       A          .0025          Monthly
One Group Equity Income                     HLIEX         681937793       I          .0005          Monthly

September 15, 1999                                                   One Group 2


FUND                                       TICKER          CUSIP        CLASS    ADMINISTRATIVE      DIVIDEND
----                                       ------          -----        -----      FEE FACTOR        SCHEDULE
                                                                                   ----------        --------
One Group Diversified Equity                PAVGX         681939815         A       .0025               Quarterly
One Group Diversified Equity                OGVFX         681939781         I       .0005               Quarterly

One Group Small Cap Growth                  PGSGX         681939849         A       .0025               Quarterly
One Group Small Cap Growth                  OGGFX         681939823         I       .0005               Quarterly

One Group Small Cap Value                   PSOAX         6823IN305         A       .0025               Quarterly
One Group Small Cap Value                   PSOPX         6823IN602         I       .0005               Quarterly

One Group Diversified Mid Cap               PECAX         6823IN701         A       .0025               Quarterly
One Group Diversified Mid Cap               WOOPX         68231N875         I       0005                Quarterly

One Group Diversified International         PGIEX         6823IN867         A       .0025               Quarterly
One Group Diversified International         WOIEX         6823IN834         I       .0005               Quarterly

One Group Market Expansion Index            N/A           68231N826         A       .0025               Quarterly
One Group Market Expansion Index            PGMIX         68231N784         I       .0005               Quarterly

One Group Investor Growth                   ONGAX         681939674         A       .0025               Quarterly
One Group Investor Growth                   ONIFX         681939658         I       .0005               Quarterly

One Group Investor Growth & Income          ONGIX         681939617         A       .0025               Quarterly
One Group Investor Growth & Income          ONGFX         681939583         I       .0005               Quarterly

One Group Investor Conservative             OICAX         681939641         A       .0025               Quarterly
Growth

One Group Investor Conservative             ONCFX         681939625         I       .0005               Quarterly
Growth

One Group Investor Balanced                 OGIAX         681939575         A       .0025               Monthly
One Group Investor Balanced                 OIBFX         681939559         I       .0005               Monthly

One Group Intermediate Bond                 OGBAX         681937264         A       .0025               Daily
One Group Intermediate Bond                 SEIFX         681937272         I       .0005               Daily

One Group Government Bond                   OGGAX         681937330         A       .0025               Daily
One Group Government Bond                   HLGAX         681937348         I       .0005               Daily

One Group Short-Term Bond                   OGLVX         681937629         A       .0025               Daily
One Group Short-Term Bond                   HLLVX         681937637         I       .0005               Daily

One Group Income Bond                       ONIAX         681937652         A       .0025               Daily
One Group Income Bond                       HLIPX         681937660         I       .0005               Daily

One Group Ultra Short-Term Bond             ONUAX         681937314         A       .0025               Daily
One Group Ultra Short-Term Bond             HLGFX         681937322         I       .0005               Daily


September 15, 1999                                                   One Group 2


FUND                                       TICKER          CUSIP        CLASS    ADMINISTRATIVE       DIVIDEND
----                                       ------          -----        -----     FEE FACTOR          SCHEDULE
                                                                                  ----------          --------
One Group High Yield Bond                   OHYAX       6823 IN 107         A      .0025                Daily
One Group High Yield Bond                   OHYFX         6823IN131         I      .0005                Daily

One Group Treasury & Agency                 OTABX         681939526         A      .0025                Daily
One Group Treasury & Agency                 OGTFX         681939492         I      .0005                Daily

One Group Bond Fund                         PGBOX        6823 IN776         A      .0025                Daily
One Group Bond Fund                         WOBDX         68231N743         I      .0005                Daily

September 15, 1999                                                   One Group 2

                                    EXHIBIT I

                Operating procedures with respect to ERISA assets
                -------------------------------------------------

          1. The One Group Funds or their designee shall furnish to SunGard with respect to each One Group Fund (a) net asset value information (determined in accordance with all applicable securities laws, rules and regulations) as of the close of regular trading on the New York Stock Exchange (usually 4:00 P.M. Eastern Time) or as of such other time as set forth in each One Group Fund's prospectus ("Close of Trading") on each business day that the New York Stock Exchange is open for business ("Business Day"), (b) dividend and capital gains information as it arises, and (c) in the case of income funds, the daily accrual for interest rate factor (mil rate). The One Group Funds or their designee shall provide such information for each One Group Fund to SunGard by means of computer file transmission by 7:00 P.M. Eastern Time on each Business Day.

          2. SunGard shall, on behalf of the One Group Funds, receive from Participating Customers for processing prior to the Close of Trading on each Business Day: (1) orders for the purchase of shares of the One Group Funds, and
(2) redemption requests with respect to shares of the One Group Funds held in the Accounts ("Instructions"). SunGard shall, upon its receipt of any such Instructions, confirm such receipt with the Participating Customers.

          3. SunGard shall communicate to the One Group Funds or their designee by 9:00 A.M. Eastern Time on each Business Day, by means of computer file transmission, a report of the trading activity for the most recent Business Day for each Account in any of the One Group Funds. The number of shares to be purchased or redeemed shall be determined based upon the net asset value at the Close of Trading on the most recent Business Day.

          4. In the event that the One Group Funds or their designee receives the trading information described in the preceding paragraph after 9:00 A.M. Eastern Time on a Business Day, the One Group Funds or their designee shall use best efforts to enter Account orders at the net asset value at the Close of Trading on the most recent Business Day, but if the One Group Fund or their designee is unable to do so, the transaction shall be entered at the net asset value next determined after the One Group Funds or their designee receives the trading information.

          5. (a) The One Group Funds or their designee shall send to SunGard via computer file transmission a verification of each Business Day's (1) net purchase or net redemption transactions, as the case may be, (2) income transactions generated by the One Group Fund(s), and (3) current investment positions per Account for each affected One Group Fund by the Close of Trading on the next Business Day.

                  (b) The One Group Funds or their designee shall send to SunGard via computer file transmission a statement indicating the investment positions of each Account in each One Group Fund as of the last Business Day of each month within two (2) Business Days thereafter.

          6. In the event there is a net purchase or a net redemption for an Account in any One Group Fund on any Business Day, SunGard shall provide such information to the affected

September 15, 1999                                                   One Group 2

Participating Customers for purposes of effecting wire payments to, or receiving wire payments from, the One Group Funds, as the case may be.

         7. Subject to SunGard's compliance with these Operating Procedures, SunGard shall be considered a limited agent of the One Group Funds for the purpose of receiving, on the One Group Funds' behalf, orders for the purchase and redemption of One Group Fund shares. The Business Day on which Instructions are received in proper form by SunGard from Participating Customers by the Close of Trading shall be the date as of which shares of the One Group Funds shall be purchased and redeemed as a result of such Instructions, provided that the One Group Funds or their designee receives the trading information relating thereto in accordance with paragraph 3 of these Operating Procedures. Instructions received in proper form by SunGard from Participating Customers after the Close of Trading on any given Business Day shall be treated as if received on the next following Business Day. Dividends and capital gains distributions shall be issued in additional shares of the applicable One Group Fund at net asset value in accordance with each One Group Fund's then current prospectus.

September 15, 1999                                                   One Group 2

                                    EXHIBIT 2

              Operating procedures with respect to non-ERISA assets
              -----------------------------------------------------

          1. The One Group Funds or their designee shall furnish SunGard with respect to each One Group Fund (1) net asset value information (determined in accordance with all applicable securities laws, rules and regulations) as of the close of regular trading on the New York Stock Exchange (usually 4:00 P.M. Eastern Time) or as of such other time as set forth in each One Group Fund's prospectus ("Close of Trading") on each business day that the New York Stock Exchange is open for business ("Business Day"), (2) dividend and capital gains information as it arises, and (3) in the case of income funds, the daily accrual for interest rate factor (mil rate). The One Group Funds or their designee shall provide such information for each One Group Fund to SunGard by means of computer file transmission by 7:00 P.M. Eastern Time on each Business Day.

          2. SunGard shall, on behalf of the One Group Funds, receive from Participating Customers before the Close of Trading (or, if earlier, individual One Group Fund cutoff time as set forth in a One Group Fund's prospectus ("Fund Network Cutoff Time")) on any Business Day net orders for the purchase or redemption of One Group Fund shares held (or to be held) in the Accounts ("Instructions"). SunGard shall, upon its receipt of any such Instructions, confirm such receipt with the Participating Customers.

          3. SunGard shall then communicate to the One Group Funds or their designee by 9:00 A.M. Eastern Time on each Business Day, by means of computer file transmission, a report of the trading activity for the most recent Business Day for each Account in any of the One Group Funds. The number of shares to be purchased or redeemed shall be determined based upon the net asset value at the Close of Trading on the most recent Business Day.

          4. (a) The One Group Funds or their designee shall send to SunGard via computer file transmission a verification of each Business Day's (1) net purchase or net redemption transactions, as the case may be, (2) income transactions generated by the One Group Fund(s), and (3) current investment positions per Account for each affected One Group Fund by:

                           (i) 12:00 noon Eastern Time on the next Business Day for NAV funds and P.M. money market funds, or

                           (ii) one hour after receipt of the report of the trading activity for A.M. money market funds.

                  (b) The One Group Funds or their designee shall send to SunGard via computer file transmission a statement indicating the investment positions of each Account in each One Group Fund as of the last Business Day of each month within two (2) Business Days thereafter.

          5. In the event there is a net purchase or a net redemption for an Account in any One Group Fund on any Business Day, SunGard shall provide such information to the affected Participating

September 15, 1999                                                   One Group 2

Customers for purposes of effecting wire payments to, or receiving wire payments from, the One Group Funds, as the case may be.

         6. Subject to SunGard's compliance with these Operating Procedures, SunGard shall be considered a limited agent of the One Group Funds for the purpose of receiving, on the One Group Funds' behalf, orders for the purchase and redemption of One Group Fund shares. The Business Day on which Instructions are received in proper form by SunGard from Participating Customers by the Close of Trading (or Fund Network Cutoff Time, if earlier) shall be the date as of which shares of the One Group Funds shall be purchased and redeemed as a result of such Instructions, provided that the One Group Funds or their designee receives the trading information relating thereto in accordance with paragraph 3 of these Operating Procedures. Instructions received in proper form by SunGard from Participating Customers after the Close of Trading or Fund Network Cutoff Time on any given Business Day shall be treated as if received on the next following Business Day. Dividends and capital gains distributions shall be issued in additional shares of the applicable One Group Fund at net asset value in accordance with each One Group Fund's then current prospectus.

September 15, 1999                                                   One Group 2